Exhibit 99.1

SigmaTel, Inc.

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

                         (the “Participant”) has been granted an award (the “Award”) pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”) consisting of one or more rights (each such right being hereinafter referred to as a “Restricted Stock Unit”) to receive in settlement of each such right one (1) share of Stock of SigmaTel, Inc., as follows, or other consideration, subject to the Restricted Stock Units Agreement, in the Company’s sole discretion:

Date of Grant:

Number of Restricted Stock Units:

Settlement Date:	For each Restricted Stock Unit, except as otherwise provided by the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.

Vested Units:	Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase as set forth below:

Vesting Date	Percentage Of Total Units Vesting*	Cumulative Percentage Of Vested Units**
First anniversary of Date of Grant	25%	25%
Second anniversary of Date of Grant	25%	50%
Third anniversary of Date of Grant	25%	75%
Fourth anniversary of Date of Grant	25%	100%

*	No fractional units shall be awarded. Unawarded fractional units shall be aggregated with fractional units from subsequent vesting dates, and awarded on such subsequent vesting dates to the extent the aggregated fractional units equal a whole number.
**	On the final Vesting Date, all unvested Units shall become Vested Units.

By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Units Agreement attached to and made a part of this document. The Participant acknowledges receipt of a copy of the Plan and the Restricted Stock Units Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Award subject to all of their terms and conditions.

SigmaTel, Inc.	PARTICIPANT

By:

Signature
Its:

Address:	Address:

ATTACHMENTS:         Restricted Stock Units Agreement and 2003 Equity Incentive Plan.

SigmaTel, Inc.

RESTRICTED STOCK UNITS AGREEMENT

SigmaTel, Inc. has granted to the individual (the “Participant”) named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an award (the “Award”) of Restricted Stock Units (the “Units”) upon the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant. The provisions of the Plan are incorporated into this Agreement by this reference. By signing the Grant Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Grant Notice, the Plan and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, the Plan and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, the Plan or this Agreement, and (d) acknowledges receipt of a copy of the Grant Notice, the Plan and this Agreement.

1. Definitions and Construction.

1.1 Definitions. Whenever used herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Administration.

All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award.

3. The Award.

3.1 Grant of Units. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock, subject to Section 6.

3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company (or a Parent Corporation or Subsidiary Corporation) or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Company (or any Parent Corporation or Subsidiary Corporation) or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.

4. Vesting of Units.

The Units shall vest and become Vested Units as provided in the Grant Notice.

5. Company Reacquisition Right.

In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units, and the Participant shall not be entitled to any payment therefor.

6. Settlement of the Award.

6.1 Issuance of Shares of Stock. Subject to the provisions of Section 6.3 and except as otherwise provided below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date (1) share of Stock; provided, however, that the Company may, at its sole discretion, substitute an equivalent amount of cash (determined based on Fair Market Value of the Company’s Stock at the time of settlement) in lieu of all or a portion of the Stock, if the distribution of Stock, or any portion thereof, is not reasonably practicable. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s written policy pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by directors, officers, employees or other service providers who may possess material, nonpublic information regarding the Company or its securities (the “Insider Trading Policy”).

6.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant or the Company has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the settlement of the Award. Except as provided by the preceding sentence, a certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

7. Tax Withholding.

7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

7.2 Instructions to Sell Shares for Payment of Tax Withholding; Assignment of Sale Proceeds; Payment by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, unless otherwise determined by the Company in its sole discretion, the Company’s tax withholding obligations applicable to the Participant arising on any Settlement Date (the “RSU Tax Withholding Obligations”) shall be satisfied through the assignment by the Participant of the proceeds of a sale of a number of whole shares (the “Tax Settlement Shares”) having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of RSU Tax Withholding Obligations determined by the applicable minimum statutory withholding rates. By signing the Grant Notice, the Participant hereby irrevocably authorizes and instructs the Company, or any broker approved by the Company, without any further action required by the Participant, to sell on behalf of the Participant (a “Tax Settlement Sale”), on the Settlement Date or as soon thereafter as is practicable, at the Fair Market Value at the time of such sale, a sufficient number of Tax Settlement Shares to generate sufficient proceeds (net of any brokerage fees or similar fees or commissions of the broker) to cover the RSU Tax Withholding Obligations (the “Tax Withholding Proceeds”). The Participant, by signing the Grant Notice, hereby irrevocably assigns to the Company, without any further action required by the Participant, any Tax Withholding Proceeds and hereby authorizes and instructs any broker in possession of the Tax Withholding Proceeds for the Participant’s account to distribute the Tax Withholding Proceeds to the Company. The Participant hereby expressly acknowledges and agrees that the aforementioned authorizations, instructions and assignments are made as of the

Date of Grant are irrevocable by the Participant and that the Participant shall take reasonable efforts requested by the Company or any broker to satisfy any additional requirements of the Company or broker to accomplish a Tax Settlement Sale, including, but not limited to, entering into any additional plan, instruction or contract to sell the shares that complies with the requirements of Rule 10b5-1(c)(1)(i)(A) under the Securities Exchange Act of 1934, as amended, in the form provided by the Company or a broker selected by the Company and delivering to the Company or the broker any additional instructions, authorizations or assignments the broker or the Company may reasonably request. Notwithstanding the foregoing, the Company in its sole discretion, may require the Participant to pay by check the RSU Tax Withholding Obligations by delivering a check for the full amount of the required tax withholding to the Company (or the Company’s plan administrator, as determined by the Company) on or before the third business day following the Settlement Date. In the event that the Participant fails to meet any of its above obligations with respect to RSU Tax Withholding Obligation, the Company is hereby authorized at its discretion, to satisfy the RSU Tax Withholding Obligations through any other means authorized by this Section 7, including by effecting a sale of some or all of the shares being acquired upon settlement of the Award, withholding from payroll and any other amounts payable to the Participant or by withholding shares in accordance with Section 7.3.

7.3 Withholding in Shares. The Company may, in its discretion, require the Participant to satisfy all or any portion of the RSU Tax Withholding Obligations by withholding from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares of Stock having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such RSU Tax Withholding Obligations determined by the applicable minimum statutory withholding rates.

7.4 Adverse Consequences. Any adverse consequences to the Participant resulting from the procedures permitted under any part of this Section 7, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

8. Effect of Change in Control on Award.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror” ), may, without the consent of the Participant, either assume or continue the Company’s rights and obligations with respect to outstanding Units or substitute for outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit shall be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely capital stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of capital stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. In the event the Acquiror elects not to assume, continue or substitute for the outstanding Units in connection with a Change in

Control, the vesting of the Units shall be accelerated in full and the total Number of Restricted Stock Units subject to the Award shall be deemed Vested Units effective as of the date of the Change in Control, and the Award shall be settled in full in accordance with Section 6 immediately prior to the Change in Control, provided that the Participant’s Service has not terminated prior to such date. The vesting of Units and settlement of the Award that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control.

9. Adjustment for Changes in Capital Structure.

In the event of any transaction described in Section 4.2 of the Plan, the terms of the Restricted Stock Units shall be adjusted as set forth in Section 4.2 of the Plan.

10. Rights as a Stockholder, Director, Employee or Consultant.

The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company Group to terminate the Participant’s Service as a Director, an Employee or a Consultant, as the case may be, at any time.

11. Legends.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

12. Miscellaneous Provisions.

12.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12.2 Termination or Amendment. The Board may terminate or amend the Plan or the Award at any time; provided, however, that no such termination or amendment may adversely affect the Award without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

12.3 Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

12.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.4(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 12.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.4(a).

12.5 Integrated Agreement. The Grant Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

12.6 Applicable Law. This Agreement shall be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.

12.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SigmaTel, Inc.

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

                         (the “Participant”) has been granted an award (the “Award”) pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”) consisting of one or more rights (each such right being hereinafter referred to as a “Restricted Stock Unit”) to receive in settlement of each such right one (1) share of Stock of SigmaTel, Inc., as follows, or other consideration, subject to the Restricted Stock Units Agreement, in the Company’s sole discretion:

Date of Grant:

Number of Restricted Stock Units:

Settlement Date:	For each Restricted Stock Unit, except as otherwise provided by the Restricted Stock Units Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below.

Vested Units:	Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Units shall cumulatively increase as set forth below:

Vesting Date	Percentage Of Total Units Vesting*	Cumulative Percentage Of Vested Units**
First anniversary of Date of Grant	25%	25%
Second anniversary of Date of Grant	25%	50%
Third anniversary of Date of Grant	25%	75%
Fourth anniversary of Date of Grant	25%	100%

*	No fractional units shall be awarded. Unawarded fractional units shall be aggregated with fractional units from subsequent vesting dates, and awarded on such subsequent vesting dates to the extent the aggregated fractional units equal a whole number.
**	On the final Vesting Date, all unvested Units shall become Vested Units.

By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Units Agreement attached to and made a part of this document. The Participant acknowledges receipt of a copy of the Plan and the Restricted Stock Units Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Award subject to all of their terms and conditions.

SigmaTel, Inc.	PARTICIPANT

By:

Signature

Its:

Address:	Address:

ATTACHMENTS:        Restricted Stock Units Agreement and 2003 Equity Incentive Plan.

SigmaTel, Inc.

RESTRICTED STOCK UNITS AGREEMENT

(For employees in China)

SigmaTel, Inc. has granted to the individual (the “Participant”) named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an award (the “Award”) of Restricted Stock Units (the “Units”) upon the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant. The provisions of the Plan are incorporated into this Agreement by this reference. By signing the Grant Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Grant Notice, the Plan and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, the Plan and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, the Plan or this Agreement, and (d) acknowledges receipt of a copy of the Grant Notice, the Plan and this Agreement.

1. Definitions and Construction.

1.1 Definitions. Whenever used herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Administration.

All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award.

3. The Award.

3.1 Grant of Units. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock, subject to Section 6.

3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax and social insurance withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be current and/or future services to be rendered to the Company (or a Parent Corporation or Subsidiary Corporation) or for its benefit. Notwithstanding the foregoing, if required by applicable local law, the Participant shall furnish consideration in the form of cash or services rendered to a Company (or any Parent Corporation or Subsidiary Corporation) or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units

4. Vesting of Units.

The Units shall vest and become Vested Units as provided in the Grant Notice.

5. Company Reacquisition Right.

In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units, and the Participant shall not be entitled to any payment therefore.

6. Settlement of the Award.

6.1 Issuance of Shares of Stock. Subject to the provisions of Section 6.3 and except as otherwise provided below, on the Settlement Date, the Company shall issue directly to a brokerage account in the Participant’s name the number of shares of Stock subject to the Unit.

6.2 Mandatory Sale of Shares. By signing the Grant Notice, the Participant hereby irrevocably authorizes and instructs the Company, or any broker approved by the Company, without any further action required by the Participant, to sell on behalf of the Participant on the Settlement Date or as soon thereafter as is practicable (at a price equal to the market price at the time of such sale), all of Participant’s Stock and to remit the proceeds of such sale (minus tax withholding and brokerage fees, if any) in cash to the Participant. The Participant hereby expressly acknowledges and agrees that the aforementioned authorizations, instructions and assignments are made as of the Date of Grant, are irrevocable by the Participant and that the Participant shall take reasonable efforts requested by the Company or any broker to satisfy any additional requirements of the Company or broker to accomplish a sale of his or her Stock, including, but not limited to, entering into any additional plan, instruction or contract to sell the shares that complies with the requirements of Rule 10b5-1(c)(1)(i)(A) under the Securities Exchange Act of 1934, as amended, in the form provided by the Company or a broker selected by the Company and delivering to the Company or the broker any additional instructions, authorizations or assignments the broker or the Company may reasonably request. Notwithstanding the foregoing, the Company in its sole discretion, may require the Participant to pay by check the tax withholding obligations by delivering a check for the full amount of the required tax withholding to the Company (or the Company’s plan administrator, as determined by the Company) on or before the third business day following the Settlement Date.

6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

7. Tax Withholding.

7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax and/or social insurance withholding obligations of the Company or its subsidiary, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof.

7.2 Adverse Consequences. Any adverse consequences to the Participant resulting from the procedures permitted under any part of this Section 7, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

8. Effect of Change in Control on Award.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror” ), may, without the consent of the Participant, either assume or continue the Company’s rights and obligations with respect to outstanding Units or substitute for outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit shall be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely capital stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of capital stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. In the event the Acquiror elects not to assume, continue or substitute for the outstanding Units in connection with a Change in Control, the vesting of the Units shall be accelerated in full and the total Number of Restricted Stock Units subject to the Award shall be deemed Vested Units effective as of the date of the Change in Control, and the Award shall be settled in full in accordance with Section 6 immediately prior to the Change in Control, provided that the Participant’s Service has not terminated prior to such date. The vesting of Units and settlement of the Award that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control.

9. Adjustment for Changes in Capital Structure.

In the event of any transaction described in Section 4.2 of the Plan, the terms of the Restricted Stock Units shall be adjusted as set forth in Section 4.2 of the Plan.

10. Rights as a Stockholder, Director, Employee or Consultant.

The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company Group to terminate the Participant’s Service as a Director, an Employee or a Consultant, as the case may be, at any time.

11. Miscellaneous Provisions.

11.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.2 Termination or Amendment. The Board may terminate or amend the Plan or the Award at any time; provided, however, that no such termination or amendment may adversely affect the Award without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

11.3 Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

11.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 11.4(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 11.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 11.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 11.4(a).

11.5 Integrated Agreement. The Grant Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

11.6 Applicable Law. This Agreement shall be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.

11.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.8 No Future Entitlement. By execution of this Restricted Stock Units Agreement, you acknowledge and agree that: (i) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) the grant of your restricted stock units is a one-time benefit which does not create any contractual or other right to receive future grants of restricted stock units, or compensation in lieu of restricted stock units; (iii) all determinations with respect to any such future grants, including, but not limited to, the times when restricted stock units shall be granted, the maximum number of Units or shares subject to each restricted stock units and the restricted stock units price, will be at the sole discretion of the Company; (iv) participation in the Plan is voluntary; (v) the value of your restricted stock units is outside the scope of your employment contract; (vi) the value of your restricted stock units is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) the vesting of any restricted stock units ceases upon termination of employment with the Company and/or Affiliate of the Company or transfer of employment from the Company and/or Affiliate of the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in the Plan document or this Restricted Stock Units Agreement; (viii) if the underlying stock does not increase in value, your Restricted Stock Units will have no value, nor does the Company guarantee any future value; (ix)

no claim or entitlement to compensation or damages arises if your Restricted Stock Units do not increase in value and you irrevocably release the Company and its Affiliates from any such claim that does arise; (x) the Company and its Affiliates are not responsible for your legal compliance requirements relating to the exercise of your Restricted Stock Units and your subsequent ownership and possible sale of Units, including but not limited to, tax reporting, the exchange of local currency into U.S. dollars, the transfer of funds to the U.S., and the opening and using of a U.S. brokerage account; (xi) nor is the Company or its Affiliates responsible for the consequences of any fluctuations of the exchange rate between your local currency and the U.S. dollar; and (xii) your eligibility to participate in the Plan ceases upon termination of employment for any reason.

11.9 Personal Data. For the exclusive purpose of implementing, administering and managing your Restricted Stock Units, you, by execution this Restricted Stock Units Agreement, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company, its parent, its subsidiaries, its affiliates and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, tax identification number, job and payroll location, data for tax withholding purposes and shares of Units or stocks awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of your Restricted Stock Units and you expressly authorize such transfer as well as the retention, use and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage your Restricted Stock Units. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s legal department representative. You understand, however, that refusing or withdrawing your consent may affect your ability to accept Restricted Stock Units under the Plan.

11.10 Parties to This Restricted Stock Units Agreement. This Restricted Stock Units Agreement is between you and the Company. Your local employer is not a party to this Restricted Stock Units Agreement.

11.11 Execution of Notice. Execution of the Grant Notice shall have the same binding effect as execution of this Restricted Stock Units Agreement. Execution of the Grant Notice shall fully bind you to all of the terms and conditions set forth in the Plan and this Restricted Stock Units Agreement.

SigmaTel, Inc.

NOTICE OF GRANT OF RESTRICTED ACQUISITION RIGHTS

(for employees in the UK)

                         (the “Participant”) has been granted an award (the “Award”) pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”) consisting of one or more rights (each such right being hereinafter referred to as a “Restricted Stock Acquisition Rights”) to receive upon exercise of each such right one (1) share of Stock of SigmaTel, Inc., as follows, or other consideration, subject to the Restricted Stock Acquisition Rights Agreement, in the Company’s sole discretion:

Date of Grant:

Number of Restricted Stock Acquisition Rights:

Settlement Date:	For each Restricted Stock Acquisition Right, except as otherwise provided by the Restricted Stock Acquisitions Rights Agreement, the date on which such right becomes a Vested Acquisition Right in accordance with the vesting schedule set forth below.

Vested Acquisition Rights:	Except as provided in the Restricted Stock Acquisition Rights Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Acquisition Rights shall cumulatively increase as set forth below:

Vesting Date	Percentage Of Total Rights Vesting*	Cumulative Percentage Of Vested Rights**
First anniversary of Date of Grant	25%	25%
Second anniversary of Date of Grant	25%	50%
Third anniversary of Date of Grant	25%	75%
Fourth anniversary of Date of Grant	25%	100%

*	No fractional shares shall be awarded. Unawarded fractional shares shall be aggregated with fractional shares from subsequent vesting dates, and awarded on such subsequent vesting dates to the extent the aggregated fractional shares equal a whole number.
**	On the final Vesting Date, all unvested Acquisition Rights shall become Vested Acquisition Rights.

By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Acquisition Rights Agreement attached to and made a part of this document. The Participant acknowledges receipt of a copy of the Plan and the Restricted Stock Acquisition Rights Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Award subject to all of their terms and conditions.

SigmaTel, Inc.	PARTICIPANT

By:

Signature

Its:

Address:	Address:

ATTACHMENTS:        Restricted Stock Acquisition Rights Agreement and 2003 Equity Incentive Plan.

SigmaTel, Inc.

STOCK ACQUISITION RIGHTS AGREEMENT

(for employees in the UK)

SigmaTel, Inc. has granted to the individual (the “Participant”) named in the Notice of Grant (the “Grant Notice”) to which this Stock Acquisition Rights Agreement (the “Agreement”) is attached an award (the “Award”) of a restricted stock unit which is a right to acquire shares of Stock in SigmaTel, Inc. (the “Stock Acquisition Right”) upon the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the SigmaTel, Inc. 2003 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant. The provisions of the Plan are incorporated into this Agreement by this reference. By signing the Grant Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Grant Notice, the Plan and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, the Plan and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, the Plan or this Agreement, and (d) acknowledges receipt of a copy of the Grant Notice, the Plan and this Agreement.

1. Definitions and Construction.

1.1 Definitions. Whenever used herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Administration.

All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award.

3. The Award.

3.1 Grant. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, a Stock Acquisition Right over the number of shares of Stock set forth in the Grant Notice, subject to adjustment as provided in Section 9. In respect of each share of Stock over which the Stock Acquisition Right is granted, the Stock Acquisition Right represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock, subject to Section 6.

3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the shares of Stock issued on the exercise of the Stock Acquisition Right (in whole or part), the consideration for which shall be current and/or future services to be rendered to the Company (or a Parent Corporation or Subsidiary Corporation) or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or services rendered to a Company (or any Parent Corporation or Subsidiary Corporation) or for its benefit having a value not less than the par value of the shares of Stock issued on the exercise of the Stock Acquisition Right (in whole or part).

4. Vesting and Exercise.

The Stock Acquisition Right shall vest and become a Vested Stock Acquisition Right to the extent that and as provided in the Grant Notice. Prior to Vesting, a Participant must notify the Company in writing if he or she does not wish to exercise the Stock Acquisition Right on the Vesting Date. If the Participant does not so notify the Company, the Stock Acquisition Right will be deemed to be exercised by the Participant automatically upon Vesting, and the shares of Stock over which the Stock Acquisition Right has vested and been exercised shall be issued to the Participant. If the Participant does properly notify the Company of his or her wish to delay exercise, he or she will be required to provide the Company with a properly executed Notice of Exercise in a form to be determined by the Company at the time when he or she does wish to exercise.

5. Company Reacquisition Right.

In the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit all rights granted to him under the Stock Acquisition Right to the extent that the Stock Acquisition Right has not vested and the Participant shall not be entitled to any payment (compensatory or otherwise), therefore.

6. Settlement of the Award.

6.1 Issuance of Shares of Stock. Subject to the provisions of Section 6.3 and except as otherwise provided below, the Company shall issue to the Participant on the Exercise Date with respect to each part of the Stock Acquisition Right that has Vested the number of shares of Stock over which the Stock Acquisition Right has Vested; provided, however, that the Company may, at its sole discretion, substitute an equivalent amount of cash (determined based on Fair Market Value of the Company’s Stock at the time of settlement) in lieu of all or a portion of the Stock, if the distribution of Stock, or any portion thereof, is not reasonably practicable. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s written policy pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by directors, officers, employees or other service providers who may possess material, nonpublic information regarding the Company or its securities (the “Insider Trading Policy”).

6.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant or the Company has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the settlement of the Award. Except as provided by the preceding sentence, a certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

7. Tax Withholding.

7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company and/or the employing company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the income tax and national insurance contributions in the United Kingdom and any federal, state, local and foreign tax withholding obligations of the Company and/or the employing company, if any, which arise in connection with the Award or the issuance of shares of Stock on the exercise of the Stock Acquisition Right (to the extent that it has Vested). The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company and/or the employing company have been satisfied by the Participant.

7.2 Instructions to Sell Shares for Payment of Tax Withholding; Assignment of Sale Proceeds; Payment by Cheque. Subject to compliance with applicable law and the Company’s Insider Trading Policy, unless otherwise determined by the Company in its sole discretion, the Company’s and/or employing company’s income tax and national insurance contribution withholding obligations applicable to Participant arising on any Settlement Date (the “Tax Withholding Obligations”) shall be satisfied through the assignment by Participant of the proceeds of a sale of a number of whole shares (the “Tax Settlement Shares”) having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of Tax Withholding Obligations determined by the applicable minimum statutory withholding rates. By signing the Grant Notice, the Participant hereby irrevocably authorizes and instructs the Company, or any broker approved by the Company, without any further action required by the Participant, to sell on behalf of Participant (a “Tax Settlement Sale”), on the Settlement Date or as soon thereafter as is practicable, a sufficient number of Tax Settlement Shares to generate sufficient proceeds (net of any brokerage fees or similar fees or commissions of the broker) to cover the Tax Withholding Obligations (the “Tax Withholding Proceeds”). Participant, by signing the Grant Notice, hereby irrevocably assigns to the Company, without any further action required by the Participant, any Tax Withholding Proceeds and hereby authorizes and instructs any broker in possession of the Tax Withholding Proceeds for the Participant’s account to distribute the Tax Withholding Proceeds to the Company. Participant hereby expressly acknowledges that the aforementioned authorizations, instructions and assignments are made as of the Date of Grant, and are irrevocable by Participant, and that Participant shall take reasonable efforts requested by the Company or any broker to satisfy any additional requirements of the Company or broker to accomplish a Tax Settlement Sale, including but not limited to, entering into any additional plan, instruction or contract to sell the shares that complies with the requirements of Rule 10b5-1(c)(1)(i)(A) under the Securities Exchange Act of 1934, as amended, in the form provided by the Company or a broker selected by the Company and delivering to the Company or the broker any addition instructions, authorization or assignments the broker or the Company may reasonably request. Notwithstanding the foregoing, the Company in its sole discretion, may require the Participant to pay by cheque the Tax Withholding Obligations by delivering a cheque for the full amount of the required tax withholding to the Company (or the Company’s plan administrator, as determined by the Company) on or before the third business day following the Settlement Date. In the event that Participant fails to meet any of its above obligations with respect to Tax Withholding Obligation, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any other means authorized by this Section 7, including by effecting a sale of some or all of the shares being acquired upon exercise of an Acquisition Right, withholding from payroll and any other amounts payable to the Participant or by withholding shares in accordance with Section 7.3.

7.3 Withholding in Shares. The Company may, in its discretion, require the Participant to satisfy all or any portion of the Tax Withholding Obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such Tax Withholding Obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

8. Effect of Change in Control on Award.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror” ), may, without the consent of the Participant, either roll-over, assume or continue the Company’s rights and obligations with respect to any part of the Stock Acquisition Right which remains outstanding and has not lapsed or substitute for the Stock Acquisition Right substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Stock Acquisition Right shall be deemed rolled over or assumed if, following the Change in Control, the Stock Acquisition Right, any part of which remains outstanding, confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely capital stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received on exercise of the Stock Acquisition Right (in whole or part) to consist solely of capital stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. In the event the Acquiror elects not to roll-over, assume, continue or substitute for the outstanding Acquisition Rights in connection with a Change in Control, the vesting of the Acquisition Rights shall be accelerated in full and the total shares of Stock over which the Stock Acquisition Right was originally granted shall be deemed to have Vested in full effective as of the date of the Change in Control, and the Award shall be settled in full in accordance with Section 6 immediately prior to the Change in Control, provided that the Participant’s Service has not terminated prior to such date. The vesting of the Stock Acquisition Right and settlement of the Award that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control.

9. Adjustment for Changes in Capital Structure.

In the event of any transaction described in Section 4.2 of the Plan, the terms of the Option and the shares of Stock (as the case may be) shall be adjusted as set forth in Section 4.2 of the Plan.

10. Rights as a Stockholder, Director, Employee or Consultant.

The Participant shall have no rights as a stockholder with respect to any shares which may be issued on the exercise of this Stock Acquisition Right in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or interfere in any way with any right of the Company Group to terminate the Participant’s Service as a Director, an Employee or a Consultant, as the case may be, at any time.

11. Legends.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

12. Miscellaneous Provisions.

12.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12.2 Termination or Amendment. The Board may terminate or amend the Plan or the Award which constitutes this Stock Acquisition Right at any time; provided, however, that no such termination or amendment may adversely affect the Award without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

12.3 Nontransferability of the Award. Prior the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any shares of Stock subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

12.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.4(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 12.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.4(a).

12.5 Integrated Agreement. The Grant Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

12.6 Applicable Law. This Agreement shall be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.

12.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.8 No Future Entitlement. By execution of this Stock Acquisition Right Agreement, you acknowledge and agree that: (i) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) the grant of your Stock Acquisition Right is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or stock acquisition rights or compensation in lieu of any shares of Stock or any option over such shares of Stock; (iii) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares of Stock over which an option is granted option and the price payable (if any) on the exercise of any option, will be at the sole discretion of the Company; (iv) participation in the Plan is voluntary; (v) the value of any option (including the Stock Acquisition Right) and the shares in Stock over which any option (including the Stock Acquisition Right) is granted is outside the scope of your employment contract; (vi) the value of your Stock Acquisition Right and the shares in Stock over which the Stock Acquisition Right is granted is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) the vesting of any option (including the Stock Acquisition Right) ceases upon termination of employment with the Company and/or Affiliate of the Company or transfer of employment from the Company and/or Affiliate of the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in the Plan document or this Stock Acquisition Right Agreement; (viii) if the underlying stock does not increase in value, your Stock Acquisition Right may have no value, nor does the Company and/or your employing company guarantee any future value; (ix) no claim or entitlement to compensation or damages arises if your Stock Acquisition Right does not increase in value and you irrevocably release the Company and its Affiliates from any such claim that does arise; (x) the Company and its Affiliates are not responsible for your legal compliance requirements relating to the exercise of your Stock Acquisition Right (in whole or part) and your subsequent ownership and possible sale of shares of Stock, including but not limited to, tax reporting, the exchange of local currency into U.S. dollars, the transfer of funds to the U.S., and the opening and using of a U.S. brokerage account; (xi) nor is the Company or its Affiliates responsible for the consequences of any fluctuations of the exchange rate between your local currency and the U.S. dollar; and (xii) your eligibility to participate in the Plan ceases upon termination of employment for any reason.

12.9 Personal Data. For the exclusive purpose of implementing, administering and managing your Stock Acquisition Right, you, by execution this Stock Acquisition Right Agreement, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company, its parent, its subsidiaries, its affiliates and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, tax identification number, job and payroll location, data for tax withholding purposes and shares of Acquisition Rights or stocks awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of your Stock Acquisition Right and any shares of Stock that you acquire on exercise of the Stock Acquisition Right and you expressly authorize such transfer as well as the retention, use and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage your Stock Acquisition Right and the shares of Stock you acquire as a result of the exercise of your Stock Acquisition Right. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s legal department representative. You understand, however, that refusing or withdrawing your consent may affect your ability to exercise your Stock Acquisition Right (in whole or part) and receive shares of Stock following such exercise.

12.10 Parties to This Restricted Stock Acquisition Rights Agreement. This Stock Acquisition Right Agreement is between you and the Company.

12.11 Execution of Notice. Execution of the Grant Notice shall have the same binding effect as execution of this Stock Acquisition Right Agreement. Execution of the Grant Notice shall fully bind you to all of the terms and conditions set forth in the Plan and this Stock Acquisition Right Agreement.